Acquisitions and Other Significant Business Activities	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions and Other Significant Business Activities

Note 2. Acquisitions and Other Significant Business Activities

Year ended December 31, 2016

Investment in associated company

In June 2016, the Company made an additional investment in the equity interests of a third party entity which offers AM solutions. The Company increased its interest in the third party entity from 10% to approximately 40% and has the ability to exercise significant influence over the third party entity and therefore accounts for this investment under the equity method of accounting. This investment is presented as other non-current asset in the Company’s consolidated balance sheets.

Borrowing Agreement

In December 2016, the Company entered into a secured loan agreement with Bank Hapoalim Ltd (the “Bank Loan”). Pursuant to the Bank Loan the Company borrowed $26 million initially and secured a credit line for an additional $24 million (the “Credit Line”). The Bank Loan will mature in December 2023 and is payable in equal consecutive quarterly principal installments of principal and accrued interest. The repayment of the Bank Loan was secured by a first priority lien in the name of the lender on all of the Company’s rights to its new headquarters property in Rehovot, Israel and it contains certain subjective acceleration clauses. The Bank Loan bears interest at the rate of LIBOR plus 3.35%. As of December 31, 2016, the Company had not utilized the Credit Line.

Year ended December 31, 2015

Transaction in China

On February 10, 2015, the Company acquired in consideration for cash certain assets and assumed certain liabilities of Intelligent CAD/CAM Technology Ltd., a Hong Kong company. This acquisition was aimed to enable the Company expand its operations in the Chinese market.

Financial information giving effect to this business combination has not been provided, as the acquisition is not material.

New Facility in Israel

In April 2015, the Company purchased the rights to land and a new building complex under construction in Rehovot, Israel (the “new Rehovot Property”). The new Rehovot Property includes approximately 26,300 square meters (approximately 283,900 square feet) of new buildings complex under construction and additional building rights for approximately 21,800 square meters (approximately 235,400 square feet). The new Rehovot Property, which will contain two buildings, houses the Company’s Israeli headquarters, research and development facilities and certain marketing activities. The Company entered into the first building of its new Rehovot Property during January, 2017. As of December 31, 2016 the Company invested in the new Rehovot Property and its related equipment approximately $58.4 million.

Restructuring plan

In April 2015, the Company initiated certain restructuring actions that are intended to focus efforts on adjusting its cost and operating structure to better align with the market environment, improving and iterating products, developing new 3D printing solutions and expanding its presence in the market. These restructuring actions included a reduction in the Company’s global workforce, consolidation of certain facilities, closing of three retail stores and other actions designed to streamline the Company’s operations and better position itself for market penetration.

During 2015 the Company incurred restructuring charges of $26.2 million, including $10.4 million charges related to workforce reductions and $15.8 million charges related to facilities consolidation (primarily MakerBot’s facilities), impairments of associated long-lived assets and other related costs. $9.9 million, $1.5 million and $14.8 million of these restructuring charges were included in cost of sales, research and development, net and selling, general and administrative expenses, respectively. Payments for one-time termination benefits in connection with these initiatives were substantially completed in 2016.

During 2016, the Company continued to rationalize its business and executed specific actions in order to achieve its strategic objectives and to improve operating efficiencies in light of the ongoing market environment. The Company incurred charges of $6.6 million in connection with these initiatives.

RTC Rapid Technologies Transaction

On July 1, 2015 the Company acquired in consideration for cash 100% of the outstanding shares of RTC Rapid Technologies GmbH (“RTC”), which is a key channel partner in Germany. This acquisition was aimed to strengthen the Company’s presence in Germany, Switzerland and Austria, and enable the Company to offer full suite of Stratasys 3D printing solutions and services to the installed base of RTC.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Termination of Credit Facility

In September 2015, the Company terminated its $250 million five-year revolving credit facility under the credit agreement, dated November 7, 2013, with Bank of America, N.A., or BofA, as administrative agent and swing line lender, and the other lenders party thereto (the “Revolving Credit Facility”). In connection with the termination of the Revolving Credit Facility, the Company repaid all of its outstanding short-term debt thereunder, in an amount of approximately $175 million. That payment was made from the Company’s available cash balances. As a result of the termination of its short-term debt under the Revolving Credit Facility, the Company recorded additional financial expense of $2.7 million which included write-off of unamortized deferred issuance costs and fees paid for certain creditors and other third parties.

Year ended December 31, 2014

Solid Concepts Transaction

On July 14, 2014 (the “Solid Concepts transaction date”), the Company completed the acquisition of 100% of the outstanding shares of Solid Concepts Inc. (“Solid Concepts”), an independent additive manufacturing service bureau for total consideration of approximately $185.4 million. This transaction has enabled the Company to expand its existing digital manufacturing printed parts services and to create a leading strategic platform to meet a broad range of customers’ additive manufacturing needs and provide opportunities to leverage manufacturing services capabilities.

In exchange for 100% of the outstanding shares of Solid Concepts, the Company issued 978,601 ordinary shares, paid cash upon closing and was obligated to pay an additional holdback cash payment deferred for six months, which was paid in January 2015. In addition, the Company is obligated to pay additional deferred payments in three separate annual installments after the Solid Concepts transaction date (“Deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the Deferred payments in its shares, cash or any combination of the two. The Deferred payments are also subject to certain adjustments based on the Company’s share price. The first and second annual installments of the Deferred payments were settled during the third quarter of 2015 and 2016, respectively.

The Solid Concepts transaction was accounted for in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Solid Concepts stockholders for the Solid Concepts transaction:

U.S. $ in thousands
Issuance of ordinary shares	$97,869
Cash paid upon closing	40,130
Holdback amount	3,839
Deferred payments	43,576
Total fair value of consideration transferred	$185,414

The fair value of the ordinary shares issued was determined based on the closing market price of the Company’s ordinary shares on the Solid Concepts transaction date.

The Deferred payments are recognized as liabilities at fair value in the Company’s consolidated balance sheets and are classified as short-term and long-term obligations in connection with acquisitions. The fair value of the Deferred payments was determined based on the closing market price of the Company’s ordinary shares on the Solid Concepts transaction date, adjusted to reflect a discount for lack of marketability for the applicable periods. The discount for lack of marketability was calculated based on the historical volatility of the Company’s share price and thus represents a Level 3 measurement within the fair value hierarchy.

During the third quarter of 2016, the Company issued 152,633 ordinary shares valued at $3.1 million and paid cash of $0.4 million to settle the second annual installment of the Deferred payments. During the third quarter of 2015, the Company issued 118,789 ordinary shares valued at $4.1 million and paid cash of $0.9 million to settle the first annual installment of the Deferred payments. As of December 31, 2016 the fair value of the remaining Deferred payment was $2.6 million. As of December 31, 2016, the total amount of the remaining deferred payments, which does not reflect a discount for lack of marketability, was approximately $2.8 million, based on the Company’s share price as of that date.

The fair value of the Deferred payments is primarily linked to the Company’s share price. An increase of 10% in the Company’s share price as of December 31, 2016 would have increased the fair value of the remaining deferred payments by $0.3 million.

In addition, changes in Level 3 inputs that were used in the fair value calculation might change the fair value of the deferred payments. A decrease of 10% in the Company’s share price volatility used in the calculation for discount for lack of marketability as of December 31, 2016 would increase the fair value of the Company’s Deferred payments liability by approximately $0.2 million.

During the years ended December 31, 2016, 2015 and 2014, the Company recorded a gain of $0.9 million, $23.7 million and $7.9 million, respectively, due to the revaluation of the Deferred payments under Change in fair value of obligations in connection with acquisitions in the Company’s consolidated statements of operations and comprehensive loss.

Under the terms of the definitive agreement, certain of Solid Concepts’ employees may also qualify for retention-related and other payments of $77.0 million, based on the Company’s share price as of the Solid Concepts transaction date, of which, $19.6 million was paid in cash upon closing and was expensed as incurred during the third quarter of 2014. The remaining retention payments will be paid in three separate annual installments (“deferred retention payments”).

The first and second annual installments of the deferred retention payments were settled during the third quarter of 2015 and 2016, respectively. During the third quarter of 2015, the Company issued 117,611 ordinary shares valued at $4.1 million and paid cash of $2.8 million to settle the first annual installment of the deferred retention payments. During the third quarter of 2016, the Company issued 103,112 ordinary shares valued at $2.1 million and paid cash of $1.9 million to settle the second annual installment of the deferred retention payments. Based on the Company’s share price as of December 31, 2016, the total remaining deferred retention payments will amount to approximately $3.5 million.

The Company recorded an expense of $0.9 million, a gain of $0.1 million and an expense of $13.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, in connection with the deferred retention payments liability.

Subject to certain requirements for cash payments, the Company retains the discretion to settle any of the amounts payable under the definitive agreement in its shares, cash or any combination of the two. These amounts are also subject to certain adjustments based on the Company’s share price.

In addition to the payments described above, the Company incurred approximately $2.9 million of costs related to the Solid Concepts transaction that were expensed during 2014. These costs are included in selling, general and administrative costs in the Company’s consolidated statements of operations and comprehensive income.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Solid Concepts transaction date, prior to goodwill and other intangibles impairment. The allocation of the purchase price to assets acquired and liabilities assumed was as follows:

Allocation of Purchase
Price
(U.S. $ in thousands)
Cash and cash equivalents	$3,225
Accounts receivable	7,995
Inventories	2,391
Other assets	2,962
Property, plant and equipment	13,952
Other intangible assets	38,320
Goodwill	125,433
Total assets acquired	194,278
Accounts payable	3,055
Accrued expenses and other current liabilities	5,290
Total liabilities assumed	8,345
Non controlling interest	519
Net assets acquired	$185,414

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of intangible assets of $38.3 million, which were mainly related to customer relationships. These intangible assets had a weighted average useful life of approximately 6.6 years.

The fair values of the customer relationships were estimated using a discounted cash flow method with the application of the multi-period excess earnings method. Under this method, an intangible asset’s fair value is equal to the present value of the incremental after-tax cash flows attributable only to the subject intangible asset after deducting contributory asset charges.

The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets.

During the year ended December 31, 2015, the Company recorded impairment charges of $12.4 million in order to reduce the carrying amount of intangible assets related to customer relationships to their estimated fair value. During the year ended December 31, 2016, the Company recorded additional impairment charges of $9.9 million in order to reduce the carrying amount of these intangible assets to their estimated fair value. As a result, the remaining weighted average useful of the intangible assets related to customer relationships was changed to 6.0 years. For further information refer to note 8.

The goodwill recognized as a result of the Solid Concepts transaction is attributable primarily to the strategic and synergistic opportunities in the entry-level portion of the additive manufacturing spectrum, cross-selling synergies, expanded solutions portfolio, assembled workforce and economies of scale. The related goodwill and intangible assets are deductible for tax purposes. During the year ended December 31, 2015, the Company recorded an impairment charge in order to reduce the carrying amount of Solid Concepts’ goodwill to its implied fair value. As a result, as of December 31, 2015, there were no remaining goodwill balance assigned to Solid Concepts. For further information refer to note 7.

The unaudited pro forma condensed financial results have been prepared using the acquisition method of accounting and are based on the historical financial information of the Company and Solid Concepts. The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of Solid Concepts occurred on January 1, 2013, or of future results of the combined entities. The unaudited pro forma condensed financial information does not reflect any operating efficiencies and expected realization of cost savings or synergies associated with the acquisition.

Unaudited supplemental pro forma combined results of operations:

Year ended December 31, 2014
(U.S. $ in thousands, except
per share data)
Net sales	$785,385
Net loss attributable to Stratasys Ltd.	(106,924)
Net loss per ordinary share attributable to Stratasys Ltd.- basic and diluted	$(2.12)

Adjustments for the unaudited supplemental pro forma combined results of operations are as follows:

Year ended December 31, 2014
(U.S. $ in thousands)
Adjustments due to amortization of intangibles	$2,261
Adjustments due to retention bonuses	(266)
Adjustments due to expenses related to business combination	(26,012)
Adjustments due to financial expenses related to Solid Concepts
debts	(406)
Taxes related adjustments to the supplemental pro forma	10,513
$(13,910)

Solid Concepts’ results of operations were included in the Company’s consolidated statements of operations and comprehensive income loss commencing July 14, 2014. Due to the full integration of Solid Concepts’ operations to the Company’s direct manufacturing service operations it is impracticable to present the amounts of revenues and earnings of Solid Concepts since the acquisition date in the consolidated statements of operations and comprehensive loss for the period commencing July 14, 2014 through December 31, 2014.

GrabCAD transaction

On September 22, 2014, the Company acquired 100% of the outstanding shares of GrabCAD Inc. (“GrabCAD”), which operates GrabCAD Workbench, a cloud based 3D computer aided-design (“CAD”) collaboration platform enabling engineering teams to manage, share and view CAD files as well as enhancing collaboration tools and improving accessibility relating to 3D CAD content.

The acquisition of GrabCAD was aimed to contribute accelerated innovation and increased value to a growing universe of customers seeking to utilize 3D printing solutions in the 3D ecosystem.

Under the terms of the definitive agreement with GrabCAD, certain of GrabCAD’s employees may also qualify for certain retention-related payments.

Harvest transaction

On August 1, 2014, the Company acquired 100% of the outstanding shares of Harvest Technologies Inc. (“Harvest”), a specialty additive manufacturing service bureau. The consideration was primarily paid in the Company’s shares and the remaining balance will be paid in cash.

This transaction, together with the Solid Concepts transaction was aimed to enable the Company to expand its existing digital manufacturing printed parts services and to enhance its expertise in parts production, as well as materials and systems know-how. Under the terms of the definitive agreement with Harvest, certain of Harvest’s employees may also qualify for certain retention-related payments.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

MakerBot Europe transaction

On August 1, 2014 the Company acquired certain assets and liabilities of HAFNER’S BÜRO, which is MakerBot’s reseller in Germany. This acquisition enabled the Company to expand its desktop 3D printing operations throughout the European market.

The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Interfacial Solutions transaction

In April 2014, the Company acquired certain assets and liabilities of Interfacial Solutions LLC (“Interfacial Solutions”), a privately held provider of thermoplastics research and development and production services. This transaction was designed to strengthen the Company’s materials research and development skills and enable it to become vertically integrated in material development and manufacturing and also increase materials production space and capacity.

The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.